Exhibit 99.1

For Immediate Release
For more information, contact:
Anthony (Tony) Cristello
Standard Motor Products, Inc.
(972) 316-8107
tony.cristello@smpcorp.com

Standard Motor Products, Inc. Releases

 Fourth Quarter and 2023 Year-End Results

New York, NY, February 22, 2024......Standard Motor Products, Inc. (NYSE: SMP), a leading automotive parts manufacturer and distributor, reported today its consolidated financial results for the three and twelve months ended December 31, 2023.

Net sales for the fourth quarter of 2023 were $290.8 million, compared to consolidated net sales of $308.2 million during the same quarter in 2022. Earnings from continuing operations for the fourth quarter of 2023 were $7.2 million or $0.32 per diluted share, compared to $8.5 million or $0.39 per diluted share in the fourth quarter of 2022. Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the fourth quarter of 2023 were $8.2 million or $0.37 per diluted share, compared to $15.1 million or $0.69 per diluted share in the fourth quarter of 2022.

Consolidated net sales for the twelve months ended December 31, 2023, were $1.36 billion, compared to consolidated net sales of $1.37 billion during the comparable period in 2022.  Earnings from continuing operations for the twelve months ended December 31, 2023, were $63.1 million or $2.85 per diluted share, compared to $73.0 million or $3.30 per diluted share in the comparable period of 2022.  Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the twelve months ended December 31, 2023 and 2022 were $64.8 million or $2.92 per diluted share and $79.4 million or $3.59 per diluted share, respectively.

Mr. Eric Sills, Standard Motor Products’ Chairman and Chief Executive Officer stated, “Overall we were disappointed in our results. Sales were down 1% in 2023, with the fourth quarter finishing softer than expected, down 5.7% from last year.  As we look at our two end markets, we were very pleased with the continued solid performance in our Engineered Solutions business as we experienced strong growth with both new and existing customers.  Meanwhile our aftermarket business experienced a challenging quarter, impacting our full-year performance especially when compared to records we set in 2022.”

By segment, Vehicle Control sales declined 5.9% in the fourth quarter, bringing full-year performance down 1.7% compared to 2022.  The sales results in the quarter were due to a combination of modest changes to customer order patterns as well as general softness in the marketplace.   While large customer POS trends were slightly positive early in the quarter, they weakened in December finishing roughly flat overall.

Turning to Temperature Control, weather patterns throughout the year created challenges for this highly seasonal category, with full-year sales down 3.8%. 2022 was the longest and hottest season on record, with full-year sales up 8.4% over the previous year, making for a difficult comparison.  The first half of 2023 was unseasonably cool, and while it got quite hot across much of the country in the third quarter, it tends to be difficult to recover from a late start to the selling season. The fourth quarter itself was light, down 19.0%, though it is important to note with the seasonal demand over, it is always far and away our lowest sales quarter and can therefore be quite volatile.

Our Engineered Solutions segment continues to post strong numbers as sales increased 6.7% in the fourth quarter and 4.7% for the year. After several years of building out this new business, we officially launched it as its own operating segment at the start of 2023, and we are delighted to see the ongoing momentum.    We are pleased with the overall traction to date in this segment and continue to believe we will be able to capitalize on new awards as well as introduce new products over time to broaden both new and existing customer opportunities.

Consolidated operating profit for the full year, excluding non-operational gains and losses, finished at 7.0%, vs. 8.2% in 2022, and adjusted EBITDA was 9.3% for the year compared to our guidance of approximately 9.5%. Lower sales volumes resulted in lower leverage of fixed costs, even though our pricing actions along with cost reduction initiatives have started to offset lingering inflationary pressures.  Customer factoring program expense at $46.0 million was $14.0 million (110 basis points) higher in 2023. And while interest rates remain high, the general consensus is that they will begin to decline later in 2024.

From a cash flow perspective, we were pleased with the impact of our initiatives on reducing both our inventory and borrowing levels.  At year-end, our inventory was $507.1 million, down from $528.7 million at year-end 2022.  Additionally, our total debt at year-end stood at $156.2 million as we paid down $83.6 million in the full year of 2023, ending with a net leverage ratio of 1.0X.

As we head into 2024, our outlook for the full year includes an expectation that sales growth will be flat to low single digits and Adjusted EBITDA will be in a range of 9.0% to 9.5%.  We remind investors that as part of our distribution center expansion into Shawnee, KS, we will incur roughly $7-8 million of added costs in 2024 related to increased rent as well as redundancy expenses as we transition away from our Edwardsville, KS distribution center.  Additionally, we anticipate approximately $25 million in capital expenditures related to the implementation of upgraded automation capabilities, as well as other equipment and racking, as we outfit the new DC.

In closing, Mr. Sills commented, “Although the economic backdrop and various geopolitical risks may continue to create volatility in 2024, we are confident in the resiliency of our end markets.  We are excited about the partial opening of our new distribution center in just a few months and full opening in 2025 that will expand our capacity and provide additional risk avoidance to our overall distribution footprint.  We look to continue to find ways to even better service our customers as well as explore opportunities to partner together for growth in 2024 and well into the future.  We thank our employees that make all of this possible.”

Conference Call

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Thursday, February 22, 2024.  This call will be webcast and can be accessed on our website at www.smpcorp.com and clicking on the SMP Q4'23 Earnings Call Earnings Webcast link.  Investors may also listen to the call by dialing 800-245-3047 (domestic) or 203-518-9765 (international).Our playback will be made available for dial in immediately following the call.  For those choosing to listen to the replay by webcast, the link should be active on our website within 24 hours after the call.  The playback number is 888-566-0878 (domestic) or 402-220-6925 (international).

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Standard Motor Products cautions investors that any forward-looking statements made by the company, including those that may be made in this press release, are based on management’s expectations at the time they are made, but they are subject to risks and uncertainties that may cause actual results, events or performance to differ materially from those contemplated by such forward looking statements. Among the factors that could cause actual results, events or performance to differ materially from those risks and uncertainties discussed in this press release are those detailed from time-to-time in prior press releases and in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K and quarterly reports on Form 10-Q.  By making these forward-looking statements, Standard Motor Products undertakes no obligation or intention to update these statements after the date of this release.

STANDARD MOTOR PRODUCTS, INC.
Consolidated Statements of Operations
(In thousands, except per share amounts)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)
NET SALES	$290,756	$308,199	$1,358,272	$1,371,815

COST OF SALES	209,226	218,635	969,446	989,276

GROSS PROFIT	81,530	89,564	388,826	382,539

SELLING, GENERAL & ADMINISTRATIVE EXPENSES	70,326	72,075	293,583	276,626
RESTRUCTURING AND INTEGRATION EXPENSES	1,259	1,847	2,642	1,891
OTHER INCOME, NET	2	70	76	113

OPERATING INCOME	9,947	15,712	92,677	104,135

OTHER NON-OPERATING INCOME (EXPENSE), NET	(433)	(75)	2,326	4,814

INTEREST EXPENSE	2,521	4,335	13,287	10,617

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	6,993	11,302	81,716	98,332

PROVISION FOR (BENEFIT FROM) INCOME TAXES	(288)	2,799	18,368	25,206

EARNINGS FROM CONTINUING OPERATIONS	7,281	8,503	63,348	73,126

LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(795)	(615)	(28,996)	(17,691)

NET EARNINGS	6,486	7,888	34,352	55,435

NET EARNINGS (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTEREST	52	(45)	204	84

NET EARNINGS ATTRIBUTABLE TO SMP (a)	$6,434	$7,933	$34,148	$55,351

NET EARNINGS ATTRIBUTABLE TO SMP
EARNINGS FROM CONTINUING OPERATIONS	$7,229	$8,548	$63,144	$73,042
LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(795)	(615)	(28,996)	(17,691)
TOTAL	$6,434	$7,933	$34,148	$55,351

NET EARNINGS PER COMMON SHARE ATTRIBUTABLE TO SMP
BASIC EARNINGS FROM CONTINUING OPERATIONS	$0.33	$0.40	$2.91	$3.37
DISCONTINUED OPERATION	(0.04)	(0.03)	(1.34)	(0.82)
NET EARNINGS PER COMMON SHARE - BASIC	$0.29	$0.37	$1.57	$2.55

DILUTED EARNINGS FROM CONTINUING OPERATIONS	$0.32	$0.39	$2.85	$3.30
DISCONTINUED OPERATION	(0.03)	(0.03)	(1.31)	(0.80)
NET EARNINGS PER COMMON SHARE - DILUTED	$0.29	$0.36	$1.54	$2.50

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	21,836,293	21,578,194	21,716,177	21,683,719
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES	22,310,085	22,030,263	22,161,341	22,139,981

(a) "SMP" refers to Standard Motor Products, Inc. and subsidiaries.

STANDARD MOTOR PRODUCTS, INC.
Segment Revenues and Operating Profit
(In thousands)
	THREE MONTHS ENDED				TWELVE MONTHS ENDED
	DECEMBER 31,				DECEMBER 31,
	2023		2022		2023		2022
	(Unaudited)				(Unaudited)
Revenues
Engine Management (Ignition, Emissions and Fuel Delivery)	$107,320		$116,091		$450,180		$454,571
Electrical and Safety	55,062		57,309		221,782		230,487
Wire sets and other	16,247		16,437		65,970		65,513
Vehicle Control	178,629		189,837		737,932		750,571
			-
AC System Components	19,843		26,161		237,756		245,484
Other Thermal Components	24,788		28,960		99,998		105,753
Temperature Control	44,631		55,121		337,754		351,237

Commercial Vehicle	20,218		20,022		83,025		80,275
Construction / Agriculture	8,861		9,208		43,402		42,385
Light Vehicle	21,578		21,010		92,759		91,533
All Other	16,839		13,001		63,400		55,814
Engineered Solutions	67,496		63,241		282,586		270,007

Revenues	$290,756		$308,199		$1,358,272		$1,371,815

Gross Margin
Vehicle Control	$58,769	32.9%	$62,765	33.1%	$238,215	32.3%	$232,267	30.9%
Temperature Control	12,375	27.7%	15,005	27.2%	95,827	28.4%	98,913	28.2%
Engineered Solutions	10,386	15.4%	11,794	18.6%	54,784	19.4%	51,359	19.0%
All Other	-		-		-		-
Gross Margin	$81,530	28.0%	$89,564	29.1%	$388,826	28.6%	$382,539	27.9%

Selling, General & Administrative
Vehicle Control	$41,397	23.2%	$39,649	20.9%	$165,705	22.5%	$151,596	20.2%
Temperature Control	15,640	35.0%	14,358	26.0%	77,376	22.9%	70,192	20.0%
Engineered Solutions	9,343	13.8%	7,780	12.3%	34,565	12.2%	32,646	12.1%
All Other	3,946		3,286		15,937		15,190
Subtotal	70,326	24.2%	65,073	21.1%	293,583	21.6%	269,624	19.7%
Customer Bankruptcy Charge	-	0.0%	7,002	2.3%	-	0.0%	7,002	0.5%
Selling, General & Administrative	$70,326	24.2%	$72,075	23.4%	$293,583	21.6%	$276,626	20.2%

Operating Income
Vehicle Control	$17,372	9.7%	$23,116	12.2%	$72,510	9.8%	$80,671	10.7%
Temperature Control	(3,265)	-7.3%	647	1.2%	18,451	5.5%	28,721	8.2%
Engineered Solutions	1,043	1.5%	4,014	6.3%	20,219	7.2%	18,713	6.9%
All Other	(3,946)		(3,286)		(15,937)		(15,190)
Subtotal	$11,204	3.9%	$24,491	7.9%	$95,243	7.0%	$112,915	8.2%
Restructuring & Integration	(1,259)	-0.4%	(1,847)	-0.6%	(2,642)	-0.2%	(1,891)	-0.1%
Customer Bankruptcy Charge	-	0.0%	(7,002)	-2.3%	-	0.0%	(7,002)	-0.5%
Other Income, Net	2	0.0%	70	0.0%	76	0.0%	113	0.0%
Operating Income	$9,947	3.4%	$15,712	5.1%	$92,677	6.8%	$104,135	7.6%

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures
(In thousands, except per share amounts)
	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)
EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SMP

GAAP EARNINGS FROM CONTINUING OPERATIONS	$7,229	$8,548	$63,144	$73,042

RESTRUCTURING AND INTEGRATION EXPENSES	1,259	1,847	2,642	1,891
CUSTOMER BANKRUPTCY CHARGE	-	7,002	-	7,002
CERTAIN TAX CREDITS AND PRODUCTION DEDUCTIONS FINALIZED IN PERIOD	-	-	(312)	(249)
INCOME TAX EFFECT RELATED TO RECONCILING ITEMS	(327)	(2,301)	(687)	(2,312)

NON-GAAP EARNINGS FROM CONTINUING OPERATIONS	$8,161	$15,096	$64,787	$79,374

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SMP

GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.32	$0.39	$2.85	$3.30

RESTRUCTURING AND INTEGRATION EXPENSES	0.06	0.08	0.12	0.08
CUSTOMER BANKRUPTCY CHARGE	-	0.32	-	0.32
CERTAIN TAX CREDITS AND PRODUCTION DEDUCTIONS FINALIZED IN PERIOD	-	-	(0.01)	(0.01)
INCOME TAX EFFECT RELATED TO RECONCILING ITEMS	(0.01)	(0.10)	(0.04)	(0.10)

NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.37	$0.69	$2.92	$3.59

OPERATING INCOME

GAAP OPERATING INCOME	$9,947	$15,712	$92,677	$104,135

RESTRUCTURING AND INTEGRATION EXPENSES	1,259	1,847	2,642	1,891
CUSTOMER BANKRUPTCY CHARGE	-	7,002	-	7,002
OTHER INCOME, NET	(2)	(70)	(76)	(113)

NON-GAAP OPERATING INCOME	$11,204	$24,491	$95,243	$112,915

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$6,993	$11,302	$81,716	$98,332

DEPRECIATION AND AMORTIZATION	7,561	7,403	29,022	28,298
INTEREST EXPENSE	2,521	4,335	13,287	10,617
EBITDA	17,075	23,040	124,025	137,247

RESTRUCTURING AND INTEGRATION EXPENSES	1,259	1,847	2,642	1,891
CUSTOMER BANKRUPTCY CHARGE	-	7,002	-	7,002
SPECIAL ITEMS	1,259	8,849	2,642	8,893

EBITDA WITHOUT SPECIAL ITEMS	$18,334	$31,889	$126,667	$146,140

MANAGEMENT BELIEVES THAT NON-GAAP EARNINGS FROM CONTINUING OPERATIONS AND NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS WHICH ARE ATTRIBUTABLE TO SMP, AND NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS.  SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures by Segments
(In thousands)	THREE MONTHS ENDED DECEMBER 31, 2023
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$16,608	$(3,595)	$880	$(3,946)	$9,947

RESTRUCTURING AND INTEGRATION EXPENSES	792	330	137	-	1,259
CUSTOMER BANKRUPTCY CHARGE	-	-	-	-	-
OTHER (INCOME) EXPENSE, NET	(28)	-	26	-	(2)

NON-GAAP OPERATING INCOME	$17,372	$(3,265)	$1,043	$(3,946)	$11,204

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$14,862	$(4,466)	$395	$(3,798)	$6,993

DEPRECIATION AND AMORTIZATION	3,610	985	2,549	417	7,561
INTEREST EXPENSE	1,737	602	690	(508)	2,521
EBITDA	20,209	(2,879)	3,634	(3,889)	17,075

RESTRUCTURING AND INTEGRATION EXPENSES	792	330	137	-	1,259
SPECIAL ITEMS	792	330	137	-	1,259

EBITDA WITHOUT SPECIAL ITEMS	$21,001	$(2,549)	$3,771	$(3,889)	$18,334
% of Net Sales	11.8%	-5.7%	5.6%		6.3%

(In thousands)	THREE MONTHS ENDED DECEMBER 31, 2022
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$16,599	$(1,615)	$4,014	$(3,286)	$15,712

RESTRUCTURING AND INTEGRATION EXPENSES	1,452	395	-	-	1,847
CUSTOMER BANKRUPTCY CHARGE	5,135	1,867	-	-	7,002
OTHER INCOME, NET	(70)	-	-	-	(70)

NON-GAAP OPERATING INCOME	$23,116	$647	$4,014	$(3,286)	$24,491

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$13,400	$(2,848)	$3,925	$(3,175)	$11,302

DEPRECIATION AND AMORTIZATION	3,656	890	2,380	477	7,403
INTEREST EXPENSE	3,140	958	317	(80)	4,335
EBITDA	20,196	(1,000)	6,622	(2,778)	23,040

RESTRUCTURING AND INTEGRATION EXPENSES	1,452	395	-	-	1,847
CUSTOMER BANKRUPTCY CHARGE	5,135	1,867	-	-	7,002
SPECIAL ITEMS	6,587	2,262	-	-	8,849

EBITDA WITHOUT SPECIAL ITEMS	$26,783	$1,262	$6,622	$(2,778)	$31,889
% of Net Sales	14.1%	2.3%	10.5%		10.3%

MANAGEMENT BELIEVES THAT NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS.  SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures by Segments
(In thousands)	TWELVE MONTHS ENDED DECEMBER 31, 2023
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$71,327	$17,343	$19,944	$(15,937)	$92,677

RESTRUCTURING AND INTEGRATION EXPENSES	1,276	1,108	258	-	2,642
CUSTOMER BANKRUPTCY CHARGE	-	-	-	-	-
OTHER (INCOME) EXPENSE, NET	(93)	-	17	-	(76)

NON-GAAP OPERATING INCOME	$72,510	$18,451	$20,219	$(15,937)	$95,243

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$62,856	$14,678	$20,006	$(15,824)	$81,716

DEPRECIATION AND AMORTIZATION	13,877	3,424	9,966	1,755	29,022
INTEREST EXPENSE	9,345	3,279	2,306	(1,643)	13,287
EBITDA	86,078	21,381	32,278	(15,712)	124,025

RESTRUCTURING AND INTEGRATION EXPENSES	1,276	1,108	258	-	2,642
SPECIAL ITEMS	1,276	1,108	258	-	2,642

EBITDA WITHOUT SPECIAL ITEMS	$87,354	$22,489	$32,536	$(15,712)	$126,667
% of Net Sales	11.8%	6.7%	11.5%		9.3%

(In thousands)	TWELVE MONTHS ENDED DECEMBER 31, 2022
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$74,153	$26,459	$18,713	$(15,190)	$104,135

RESTRUCTURING AND INTEGRATION EXPENSES	1,496	395	-	-	1,891
CUSTOMER BANKRUPTCY CHARGE	5,135	1,867	-	-	7,002
OTHER INCOME, NET	(113)	-	-	-	(113)

NON-GAAP OPERATING INCOME	$80,671	$28,721	$18,713	$(15,190)	$112,915

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$67,439	$26,047	$20,103	$(15,257)	$98,332

DEPRECIATION AND AMORTIZATION	14,075	2,973	9,557	1,693	28,298
INTEREST EXPENSE	7,816	2,312	804	(315)	10,617
EBITDA	89,330	31,332	30,464	(13,879)	137,247

RESTRUCTURING AND INTEGRATION EXPENSES	1,496	395	-	-	1,891
CUSTOMER BANKRUPTCY CHARGE	5,135	1,867	-	-	7,002
SPECIAL ITEMS	6,631	2,262	-	-	8,893

EBITDA WITHOUT SPECIAL ITEMS	$95,961	$33,594	$30,464	$(13,879)	$146,140
% of Net Sales	12.8%	9.6%	11.3%		10.7%

MANAGEMENT BELIEVES THAT NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS.  SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Balance Sheets
(In thousands)

	DECEMBER	DECEMBER
	2023	2022
	(Unaudited)

ASSETS

CASH AND CASH EQUIVALENTS	$32,526	$21,150

ACCOUNTS RECEIVABLE, GROSS	168,327	173,013
ALLOWANCE FOR EXPECTED CREDIT LOSSES	8,045	5,375
ACCOUNTS RECEIVABLE, NET	160,282	167,638

INVENTORIES	507,075	528,715
UNRETURNED CUSTOMER INVENTORY	18,240	19,695
OTHER CURRENT ASSETS	26,100	25,241

TOTAL CURRENT ASSETS	744,223	762,439

PROPERTY, PLANT AND EQUIPMENT, NET	121,872	107,148
OPERATING LEASE RIGHT-OF-USE ASSETS	100,065	49,838
GOODWILL	134,729	132,087
OTHER INTANGIBLES, NET	92,308	100,504
DEFERRED INCOME TAXES	40,533	33,658
INVESTMENT IN UNCONSOLIDATED AFFILIATES	24,050	41,745
OTHER ASSETS	35,267	27,510

TOTAL ASSETS	$1,293,047	$1,254,929

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT PORTION OF REVOLVING CREDIT FACILITY	$-	$50,000
CURRENT PORTION OF TERM LOAN AND OTHER DEBT	5,029	5,031
ACCOUNTS PAYABLE	107,455	89,247
ACCRUED CUSTOMER RETURNS	38,238	37,169
ACCRUED CORE LIABILITY	18,399	22,952
ACCRUED REBATES	42,278	37,381
PAYROLL AND COMMISSIONS	29,561	31,361
SUNDRY PAYABLES AND ACCRUED EXPENSES	63,303	49,990

TOTAL CURRENT LIABILITIES	304,263	323,131

LONG-TERM DEBT	151,182	184,589
NONCURRENT OPERATING LEASE LIABILITY	88,974	40,709
ACCRUED ASBESTOS LIABILITIES	72,013	63,305
OTHER LIABILITIES	25,742	22,157

TOTAL LIABILITIES	642,174	633,891

TOTAL SMP STOCKHOLDERS' EQUITY	635,064	610,020
NONCONTROLLING INTEREST	15,809	11,018
TOTAL STOCKHOLDERS' EQUITY	650,873	621,038

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,293,047	$1,254,929

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)

	TWELVE MONTHS ENDED
	DECEMBER 31,
	2023	2022
	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

NET EARNINGS	$34,352	$55,435
ADJUSTMENTS TO RECONCILE NET EARNINGS TO NET CASH
PROVIDED BY (USED IN) OPERATING ACTIVITIES:
DEPRECIATION AND AMORTIZATION	29,022	28,298
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAXES	28,996	17,691
CUSTOMER BANKRUPTCY CHARGE	-	7,002
OTHER	7,718	13,064
CHANGE IN ASSETS AND LIABILITIES:
ACCOUNTS RECEIVABLE	7,965	6,916
INVENTORY	29,494	(67,495)
ACCOUNTS PAYABLE	19,645	(48,604)
PREPAID EXPENSES AND OTHER CURRENT ASSETS	(70)	(5,509)
SUNDRY PAYABLES AND ACCRUED EXPENSES	(4,284)	(29,089)
OTHER	(8,578)	(5,242)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	144,260	(27,533)

CASH FLOWS FROM INVESTING ACTIVITIES

ACQUISITIONS OF AND INVESTMENTS IN BUSINESSES	(3,954)	(1,934)
CASH ACQUIRED IN STEP ACQUISITION	6,779	-
CAPITAL EXPENDITURES	(28,633)	(25,956)
OTHER INVESTING ACTIVITIES	108	73
NET CASH USED IN INVESTING ACTIVITIES	(25,700)	(27,817)

CASH FLOWS FROM FINANCING ACTIVITIES

NET CHANGE IN DEBT	(83,558)	111,307
PURCHASE OF TREASURY STOCK	-	(29,656)
DIVIDENDS PAID	(25,164)	(23,428)
DIVIDENDS PAID TO NONCONTROLLING INTEREST	(700)	-
PAYMENTS OF DEBT ISSUANCE COSTS	-	(2,128)
OTHER FINANCING ACTIVITIES	(189)	(595)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(109,611)	55,500

EFFECT OF EXCHANGE RATE CHANGES ON CASH	2,427	(755)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	11,376	(605)
CASH AND CASH EQUIVALENTS at beginning of period	21,150	21,755
CASH AND CASH EQUIVALENTS at end of period	$32,526	$21,150